EXHIBIT 10.1

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this "Amendment") is entered into on February 22, 2016 by and between Premier Biomedical, Inc., a Nevada corporation (the "Company") and Redwood Management, LLC (the "Purchaser").

RECITALS

WHEREAS, the Company and Purchaser are parties to that certain Securities Purchase Agreement dated as of December 28, 2015 (the "Agreement");

WHEREAS, the parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. With respect to Section 2.1 of the Agreement, and specifically the funding of the third Tranche, the Purchaser hereby waives the requirement that the Company satisfy all of the Equity Conditions and instead has agreed to fund the third Tranche as follows:

A.	$75,000 on February 22, 2016;
B.	$75,000 on February 29, 2016; and
C.	$100,000 on March 7, 2016.

2. Other than as set forth herein, the terms and condition of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date set forth above.

"Company"		"Purchaser"

Premier Biomedical, Inc.		Redwood Management, LLC

By:	/s/ William A. Hartman	By:	/s/ John DeNobile
Name:	William A. Hartman	Name:	John DeNobile
Its:	President	Its:	Manager